Fees Summary	Feb. 11, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,992,105,000.00
Previously Paid Amount	0.00
Total Fee Amount	413,209.69
Total Offset Amount	0.00
Net Fee	$ 413,209.69
Final Prospectus	false